Copyright 2006. Velocity Express, Inc. All Rights Reserved. Velocity Express Third Quarter Earnings Report May 16, 2007 Exhibit 99.1

Regulation G and Safe Harbor
Regulation G
This presentation contains disclosures regarding our “Adjusted EBIDTA”, which is a non-GAAP financial measure as defined by Regulation G of the rules of the Securities and Exchange Commission. For a description of the reasons the
Company uses this measure and a reconciliation of Adjusted EBITDA to the nearest GAAP equivalent see “Appendix 1:
Reconciliation of Non-GAAP Financial Measures” beginning on page 14.
Forward-Looking Statements
This presentation, including the oral statements made during the course of this presentation, contain forward-looking statements regarding future events and the future performance of Velocity Express Corporation. The words “believe,”
“plan,” “continue,” “hope,” “estimate,” “project,” “intend,” “expect,” “targets” and similar expressions are intended to identify such forward-looking statements. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from historical results or from those results presently anticipated or projected.
These risks include, but are not limited to, the following risks: we may never achieve or sustain profitability; we may not be successful in integrating CD&L and may fail to achieve the expected cost savings from the CD&L acquisition, including due to the challenges of combining the two companies, reducing overlapping functions, retaining key employees and other related risks; we may be unable to fund our future capital needs; our large customers could reduce or discontinue using our services; we may be unable to successfully compete in our markets; we could be exposed to litigation stemming from the accidents or other activities of our drivers; we could be required to pay withholding taxes and extend employee benefits to our independent contractors; our ability to operate and financial flexibility are limited by the agreements governing our debt; we may be required to redeem our debt at a time when we do not have the proceeds to do so; and the other risks identified in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended July 1, 2006 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2007, as well as in the other documents that we file from time to time with the Securities and Exchange Commission. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements.  Furthermore, forward-looking statements speak only as of the date they are made.  We do not undertake any obligation to update or review any such forward-looking information, whether as a result of new information, future events or otherwise.

Overview
• Synergies summary
• Integration status reports
• Revenue status & initiatives
• Velocity financial results for the quarter ended March 31, 2007
•
Working capital
•
Income statement
•
Balance sheet
• Appendices

Synergies summary
HIGHLIGHTS:
• Achieved or exceeded substantially all staffing, field operating and corporate savings
• Integration of routing data has delayed route optimization by 120 days
– Data integration now complete
– Significant progress expected in June quarter, 300 basis points realized in
April results
– $16M annualized savings target unchanged
$ Days 31-Mar Total 31-Mar 30-Jun Total
Staffing 12.7 0 to 180 12.7 12.7 12.7 0.0 12.7
Field Operating 5.6 0 to 360 4.7 5.9 4.7 1.2 5.9
Corporate 4.9 60 to 180 5.9 5.9 5.9 0.0 5.9
Route Optimization 16.0 360 4.3 16.0 0.0 10.0 16.0
Total 39.2 27.6 40.5 23.3 11.2 40.5
10/3 Presentation Actual / Current Plan 2/13 Presentation

Route Management Status
• Integration of Routing Data Necessary to Begin Rerouting and Generate
Driver pay Reductions
• Extensive, Unanticipated Effort Required to Get CD&L Data to Level
Necessary to Effectively Consolidate and Reroute.
• Technical database challenges have resulted in 120 day delay

Management Actions
•Geocom route optimization program has been expanded to over 25 markets
•Driver Meetings / Participation to construct CD&L route database
•Field incentive plan restructured to reward attaining weekly route savings targets
Route Management Status
Attaining Planned Routing Savings is Primary Management Focus, On Target, and
Has Yielded 300 Basis Point Improvement in April Measurement .

Purchased Transportation / Driver Pay Costs Were Impacted
By More Difficult Integration Than Expected
Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sep
Plan Missed Savings
Integration Cost Projected Savings
•Delay in gathering complete CD&L routing data in order management system slowed ability to capture savings
•Additional Driver Pay incurred to ensure high service levels and protect customer base through integration
•Significant improvement in April
Actual
Plan
Projection
Pre Merger

Restructuring Cash Outlays
HIGHLIGHTS:
• Restructuring costs remain in line with prior estimate
• $4 M additional costs were incurred and reported in operations in the
March quarter due to the delay in route data integration
Original
View 2/13 View
Actual
To Go Total
Change of Control 1.0 4.3 4.3 0.0 4.3
Severance 1.2 0.9 0.9 0.0 0.9
Lease Run Out 2.6 1.9 1.2 0.7 1.9
Integration 6.3 5.6 4.5 1.1 5.6
Total 11.1 12.7 10.9 1.8 12.7
Current View

Revenue Status
Recent Wins
Awarded Contracts With Major Retailers and $ 10M
Suppliers Starting in June Quarter
Pipeline Status
Retail $  51M
Healthcare $  56M
Critical Parts $  31M
Financial Services $    2M
Other B to B $  17M
Total $ 147M
March Quarter Compared to December Quarter
Check 21 / Banking (2.0M)
Customer Concessions (2.0M)
Office Depot (1.7M)
Market Conditions (1.0M)
Wins 2.5M
Total Variance vs. December (4.2M)
Adoption of Check 21 Imaging Technology and Related
Decrease in Bank Business Outpaced Expectations
Strong Pipeline in Higher Growth Sectors

Strategic Initiatives
• Franchise Development
•
$12M bid in 10 cities where we don’t have presence
•
Our franchise model is bringing accounts to existing delivery companies
• Global Alliance
•
Strategic meetings continue to be held with potential international and domestic partners
• Sales Force Restructure
•
30 new sales staff hired in last 3 months to support expanded sales effort in key verticals

Velocity Express Income Statement
Quarter Ended Mach 31, 2007 Compared to Prior Year Pro Forma
• Revenue decline due to Office Depot, banking / Check 21 impact, $2 million in customer concessions
• Delay in route data integration delayed route savings and resulted in $4.0M of additional costs
• $4.2 M reduction in operating expense reflects SG&A
synergy realization
• Normalized for customer concessions and route delay impact, EBITDA would be positive and improved vs. prior year
1 See Appendix 1 for Bridge to Adjusted EBITDA
2 See Appendix 2 for Summary of Pro Forma Adjustments
Adjusted Proforma
  ($ millions) Mar 31, 2007 Mar 31, 2007 Apr 1, 2006
Revenue
$98.2 $98.2 $110.9
Gross Profit
22.1 26.1 28.6
  Gross Margin 22.5% 26.6% 25.8%
Operating Expense
24.2
24.2
28.4
Restructuring, Integration, Depreciation, Amort
4.1
4.1
2.1
Loss From Operations
(6.2) (2.2) (1.9)
Adjusted EBITDA
(1.8) 2.2 0.8
Three Months Ended

Velocity Express Income Statement
Quarter Ended Mar 31, 2007 Compared to Quarter Ended Dec 30, ‘06
• Revenue decline due to Office Depot, banking / Check 21 impacts, $2 million in customer concessions
• Delay in route data integration delayed route savings and resulted in $4.0M of additional costs
• Reduced
operating expense reflects SG&A synergy realization
• Improved sequential EBITDA, despite customer concessions and impacts of route data delay
2 See Appendix 1 for Bridge to Adjusted EBITDA
Adjusted
($ millions)
Mar 31, 2007 Mar 31, 2007 Dec 30, 2006
Revenue $98.2 $98.2 $102.3
Gross Profit 22.1 26.1 21.9
Gross Margin 22.5% 26.6% 21.5%
Operating Expense 24.2 24.2 25.8
Restructuring, Integration, Depreciation, Amort 4.1 4.1 4.8
Loss From Operations
(6.2) (2.2) (8.7)
Adjusted EBITDA
(1.8) 2.2 (3.5)
Three Months Ended

Velocity Express Balance Sheet Comparison
• Improving A/R turnover from 36 DSO in December to 33 DSO in
March
• Completion of customer/route data integration will yield:
• Further working capital improvements
• Continued debt covenant compliance
Mar 31, 2007 Dec 30, 2006
Cash
9.0 9.7
Accounts Receivable 33.0 37.9
Other Current Assets
7.8 8.3
Total Current Assets 49.7 55.9
Fixed & Other Tangible Assets
18.5 18.3
Goodwill & Intangibles 101.3 100.5
Total Assets 169.6 174.8
Current Liabilities 43.9 47.7
Short Term Indebtedness 6.3 2.0
Total Current Liabilities 50.2 49.7
Long Term Liabilities 7.0 3.9
Long Term Debt 53.7 51.7
Shareholders Equity 58.7 69.5
Total Liabilities & Equity
169.6 174.8

WHAT YOU NEED.

WHERE YOU NEED IT.

WHEN YOU NEED IT THERE.

REAL TIME DELIVERY BY VELOCITY EXPRESS

Velocity express

real time delivery

Appendix 1  - USE OF NON-GAAP FINANCIAL MEASURES
This presentation includes disclosures regarding "Adjusted EBITDA", which is a non-GAAP financial measure. Adjusted
EBITDA, is comprised of historical EBITDA, as adjusted for certain non-cash expenses. EBITDA is defined as net earnings (loss) before interest expenses, income taxes, depreciation and amortization on an historical basis. We believe net income (loss) is the most directly comparable financial measure to EBITDA under GAAP.
We present Adjusted EBITDA for several reasons. Management believes Adjusted EBITDA is useful as a means to evaluate our ability to fund our estimated uses of cash, including the payment of interest on our debt. In addition, we have presented Adjusted EBITDA to investors in the past because it is frequently used by investors, securities analysts and other interested parties in the evaluation of companies in our industry, and management believes presenting it here provides a measure of consistency in our financial reporting. Adjusted EBITDA (also referred to in our Indenture as
Consolidated Cash Flow) is also a component of the restrictive covenants and financial ratios contained in the agreement(s) governing our debt that require us to maintain compliance with these covenants and limit certain activities, such as our ability to incur additional debt and to pay dividends. The definitions in these covenants and ratios are based on
Adjusted EBITDA. As a result, management believes the presentation of Adjusted EBITDA provides important additional information to investors.
While we use Adjusted EBITDA in managing and analyzing our business and financial condition and believe it is useful to our management and investors for the reasons described above, it has certain shortcomings. In particular, Adjusted
EBITDA does not represent the residual cash flows available for discretionary expenditures, since items such as debt repayment and interest payments are not deducted from such measure. Accordingly, it should not be construed as an alternative to net cash from operating or investing activities, cash flows from operations or net income (loss) as defined by
GAAP and is not, on its own, necessarily indicative of cash available to fund our cash needs as determined in accordance with GAAP. In addition, not all companies use identical calculations of Adjusted EBITDA, and our calculation of Adjusted
EBITDA may not be comparable to Adjusted EBITDA or other similarly titled measures of other companies.
A reconciliation of the differences between Adjusted EBITDA and the most directly comparable financial measure presented in accordance with GAAP is included in the table that follows.

Appendix 1:  Reconciliation of Non-GAAP Financial Measures
Pro Forma
March 31, December 30, April 1,
2007 2006 2006
Net loss
(11,013) $  (13,371) $    (6,253) $
Interest Income/Expense 4,630 4,452 4,196
Income Taxes 22 6 22
Depreciation 975 1,090 1,331
Amortization of Intangible Assets 792 793 793
Stock Based Compensation 214 360 523
Other non-operating (income)/expense 116 194 177
Transaction / Restructuring / Integration / Redundant 2,433 2,965 -
Minority Interest in CD&L - - -
Adjusted EBITDA
(1,831) $    (3,511) $      789 $
VELOCITY EXPRESS CORPORATION AND SUBSIDIARIES
FOR THE THREE MONTHS ENDED MARCH 31, 2007, DECEMBER 30, 2006, AND APRIL 1, 2006
Three Months Ended

Appendix 2: Pro Forma Combined Statement of Operations
VELOCITY EXPRESS CORPORATION AND SUBSIDIARIES
PRO FORMA COMBINED STATEMENTS OF OPERATIONS
FOR THE THREE MONTHS ENDED APRIL 1, 2006
(Unaudited)
(Amounts in thousands, except per share data)
Pro forma
Combined
Velocity Velocity
Express Pro forma Express
Corporation CD&L Adjustments Corporation
(a) (b)
Revenue 50,476 $          60,439 $          - 110,915 $
Cost of services 35,965 46,249 - 82,214
Depreciation 58 6 64
Gross profit 14,453 14,184 - 28,637
Operating expenses:
Occupancy 3,145 1,958 - 5,103
Selling, general and administrative 12,102 11,295 (65) (b) 23,332 -
Transaction and integration costs - -
Depreciation and amortization 1,036 232 792
(c)
2,060
Total operating expenses 16,283 13,485 727 30,495
Loss (gain) from operations (1,830) 699 (727) (1,858)
Other income (expense):
Interest expense (1,168) (344) (2,684)
(d)
(4,196)
Other (177) (1) 1 (177)
Loss (income) before income taxes (3,175) 354 (3,410) (6,231)
Income taxes
-
167 (145) (e) 22
Net loss (income) (3,175) $           187 $                (3,265) $           (6,253) $
Net loss applicable to common shareholders (3,915) $           187 $                (4,145) $           (f) (7,873) $
Basic and diluted net loss per share (0.23) $             (0.40) $
Weighted average shares outstanding
Basic and diluted 15,581 19,628

Appendix 2: Footnotes to Pro Forma Combined
Statement of Operations
(a) Reflects Velocity Express Corporation’s consolidated statement of operations for the three months ended April 1, 2006.
(b) The pro forma statement of operations is presented using Velocity Express Corporation’s fiscal quarter ended April 1, 2006. The CD&L results of operations are presented for three months ended March 31, 2006. Certain balances have been reclassified to conform to the Velocity Express
Corporation presentation, as follows: Cost of services reflects an adjustment of $2.0 million to reclassify dispatch and other field administrative costs to Selling, general and administrative expenses to conform to the Velocity Express Corporation presentation.
Selling, general and administrative expenses reflects an adjustment of $2.0 million to reclassify dispatch and other field administrative costs from cost of services
(c) Amortization of intangible assets of $0.8 million reflects the allocation of the purchase price to intangible assets with the following estimated useful lives: customer lists, five years; non-compete, two years, offset by the reversal of amortization of the carrying amount of CD&L intangible assets of $0.1 million.
(d) Reflects the interest incurred on and the accretion of principal for the Senior Secured Notes of $4.0 million, offset by the reversal of (1) interest and amortization of deferred financing fees incurred on the amended and restated revolving credit facility with Bank of America/Fleet Capital
Corporation and the senior subordinated note with BET Associates, LP of $0.9 million, (2) interest incurred by CD&L for the three months ended
March 31, 2006 of $0.3 million, and (3) accretion of debt discount on the senior subordinated note with BET Associates, LP of $0.1 million.
(e) The tax benefit reflects the effect of combining the Velocity Express Corporation loss, the CD&L income, and the pro forma adjustments to yield a combined net loss, and considering the statutory rates in the various state tax jurisdictions.
(f) Reflects the sum of: (1) beneficial conversion related to the Series Q Convertible Preferred Stock of $0.5 million, (2) dividends paid-in-kind
(“PIK”) on the Series Q Convertible Preferred Stock of $0.7 million, (3) beneficial conversion and the deemed dividends from the beneficial conversion feature in PIK dividends of $0.1 million, and (4) the pro forma adjustments to Interest expense and Income taxes of $2.7 million and $0.2 million noted in (d) and
(e),
respectively above.